                            SCHEDULE 14(A) INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[   ]	Preliminary Proxy Statement
[   ]	Definitive Proxy Statement					[   ]	Confidential, for Use of the
[   ]	Definitive Additional Materials						 Commission only (as
[X]	Soliciting Material Under Rule 14a - 12					 permitted by Rule 14a-6(e)(2))

                         FIRST AMERICAN CAPITAL CORPORATION
                          Attn:  Harland Priddle, Chairman
                          1303 S.W. First American Place
                              Topeka, Kansas 66604
                               Phone: 785/267-7077
                       with a copy to William Schutte, Esq.
                        Polsinelli, Shalton & Welte, P.C.
                        6201 College Boulevard, Suite 500
                           Overland Park, Kansas 66211
                              Phone: 913/451-8788
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
5) Total fee paid:
--------------------------------------------------------------------------------
[   ]	Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[   ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount previously paid:
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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










			MEMORANDUM

TO:  FIRST AMERICAN CAPITAL CORPORATION ADVISORY BOARD MEMBERS

FROM:  Harland E. Priddle, Chairman

DATE:  May 1, 2003

I wanted to express our appreciation for your service to First American Capital Corporation as one of our Advisory Board Members. The concept of establishing a relationship with you and others has been a major factor in the success of our marketing staff in selling our First Life American products.

Our annual meeting is scheduled for June 2, 2003, at the Holiday Inn in Topeka, Kansas. You will be receiving your official meeting notice and proxy card in about ten days. A group representing Citizens, Inc, from Austin, Texas, calling themselves the "First American Committee for Protection of Shareholder Value" plans to contest our election of the Board of Directors being proposed by First American Capital.

I have enclosed background information on this issue for you. You will also be receiving additional information from First American Capital as well as the contesting group regarding our respective positions.

We urge you to continue supporting First American Capital Corporation.

ADDITIONAL INFORMATION
On April 28, 2003, First American filed a preliminary proxy statement with the Securities and Exchange Commission relating to First American's solicitation of proxies from the shareholders of First American with respect to the First American 2003 Annual Meeting of Shareholders. First American will file with the Commission, and will furnish to First American shareholders, a definitive proxy statement and may file other proxy solicitation materials. FIRST AMERICAN ADVISES SECURITY HOLDERS TO READ
ITS DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

First American's proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of First American's definitive proxy statement, when it becomes available, by writing to First American at 1303 S.W. First American Place, Topeka, Kansas 66604. Detailed information regarding the names, affiliation and interest of individuals who may be deemed participants in the solicitation of proxies of First American's shareholders is provided below and is available in solicitation materials on Schedule 14(A) filed by First American with the SEC.

First American and certain directors of First American may be deemed participants in the solicitation of proxies in respect of electing the Board of Directors of First American at the 2003 Annual Meeting of Shareholders of First American. Those directors of First American are Paul E. Burke, Jr., Edward C. Carter, Kenneth J. Frahm, Stephen J. Irsik, Jr., John G. Montgomery, Harland E. Priddle, Gary E. Yeager and Thomas M. Fogt. Additional information with respect to the beneficial ownership of those directors of First American's common stock is set forth in the preliminary proxy statement filed by First American on April 28, 2003.

LEGAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this notice that are not historical are forward-looking statements, including statements regarding First American's beliefs, expectations, hopes or intentions regarding the future. It important to note that actual outcomes and First American's actual results could differ materially from forward-looking statements. First American assumes no obligation to update any forward-looking statement.

ADVISORY BOARD MEMBERS INFORMATION MATERIAL

In December, Citizens, Inc of Austin, Texas, made a proposal to merge/acquire First American Capital Corporation through a stock swap program with all current shareholders of First American Capital
Corporation to become shareholders of their company.

   As part of our discussions with Citizens, we requested a market check provision be inserted in any merger agreement between the parties to allow us to withdraw in the event the bidder's offer was found not to be the best alternative available in the market.

   Citizens, Inc withdrew its proposal and indicated it would not allow us to include a market check withdrawal clause in the merger agreement and indicated it did not want to be involved in a bidding war.

We believe our position of requiring a market check was prudent and necessary in fulfilling our responsibilities to the shareholders in assuring the shareholders were provided a transaction that is in their best interests. I doubt that any of you would sell property without determining its value in advance and would not look favorably on a buyer that prevented you from doing such a market check.

On March 20, Citizens, Inc. met with Harland E. Priddle, Chairman, asking us to reconsider its original proposal. We again indicated we wanted to conduct a market check but Citizens maintained its original position of not allowing us to conduct a market check as a part of the due diligence review on behalf of shareholders.

   On March 31, 2003, the bidder filed documentation indicating that officers
   of Citizens, Inc.  had accumulated   proxies totaling 14.1% of the
   outstanding shares of First American Capital Corporation. These proxies were provided to officers of Citizens, Inc. by the former Chairman, Mike Fink, former President/CEO, Rick Meyer and one of our current Board of Directors, Danny Biggs.

   The Citizens, Inc group has now filed a preliminary proxy statement and intends to contest our annual election of Board of Directors at our annual meeting on June 2, 2003.

   If elected, there is significant risk that Citizen's chosen Board of Directors would support its merger proposal, without assuring that it is the best alternative available.

In a related item, we advised you and other shareholders of the executive management change in our company on March 25. In the opinion of the Board of Directors, this change was necessary for the following reasons (Attached charts reflect specific information on each of the following areas:

   Assets and revenue continue to increase but net income after taxes continues to decrease for the second consecutive year

   Premiums have increased but general expenses have increased dramatically

   Profitability ratios of operating margin, return on assets, return on equity and earnings per share all have decreased during the past two years resulting in decreasing shareholder value.

   Former executive management did not establish effective plans for controlling and managing these issues and for this reason, the Board of Directors, could not continue with the former executive management of Chairman Mike Fink and President Rick Meyer

I am also attaching additional information on the current management team and a new Director, Mr. Tom Fogt.

ADDITIONAL INFORMATION

On April 28, 2003, First American filed a preliminary proxy statement with the Securities and Exchange Commission relating to First American's solicitation of proxies from the shareholders of First American with respect to the First American 2003 Annual Meeting of Shareholders. First American will file with the Commission, and will furnish to First American shareholders, a definitive proxy statement and may file other proxy solicitation materials. FIRST AMERICAN ADVISES SECURITY HOLDERS TO READ ITS DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

First American's proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of First American's definitive proxy statement, when it becomes available, by writing to First American at 1303 S.W. First American Place, Topeka, Kansas 66604. Detailed information regarding the names, affiliation and interest of individuals who may be deemed participants in the solicitation of proxies of First American's shareholders is provided below and is available in solicitation materials on Schedule 14(A) filed by First American with the SEC.

First American and certain directors of First American may be deemed participants in the solicitation of proxies in respect of electing the Board of Directors of First American at the 2003 Annual Meeting of Shareholders of First American. Those directors of First American are Paul E. Burke, Jr., Edward C. Carter, Kenneth J. Frahm, Stephen J.
Irsik, Jr., John G. Montgomery, Harland E. Priddle, Gary E. Yeager and Thomas M. Fogt. Additional information with respect to the beneficial ownership of those directors of First American's common stock is set forth in the preliminary proxy statement filed by First American on April 28, 2003.

LEGAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this notice that are not historical are forward-looking statements, including statements regarding First American's beliefs, expectations, hopes or intentions regarding the future. It important to note that actual outcomes and First American's actual results could differ materially from forward-looking statements. First American assumes no obligation to update any forward-looking statement.

		MANAGEMENT BRIEFING







		BOARD OF DIRECTORS
		  MARCH 31, 2003

		INCOME COMPARISON
		    2001-2002



Income				2001			2002

Income Before Taxes		($201,433)		($144,758)
Net Income After Taxes		($352,828)		($547,226)

Decrease  -($194,398)

		FINANCIAL ANALYSIS


First Life America Annual Statement
			  2001	          2002	         Variance
Total Premiums/
Investment Income	$3,610,960	$5,418,221	+$1,807,261

Total Expenses		$3,585,792	$6,090,389	+$2,504,597
   Commissions		$849,577	$1,366,805	+$487,228
   General Expenses	$1,139,854	$1,920,069	+$780,215
Capital & Surplus	$3,698,742	$2,879,079	 -$889,663

	    PROFITABILITY COMPARISONS

Profitability Ratios

				2000     2001	 2002
Operating Margin	        5.82%	-10.96%	-12.94%
Return on Assets		1.08%	-2.23%	-3.04%
Return on Equity		1.34%	-3.09%	-5.17%
Earnings per Share	        .03	-.07	-.11

                 BACKGROUND INFORMATION ON CURRENT MANAGEMENT
       From Harland Priddle, Chairman, First American Capital Corporation


In my letter of March 25, 2003, I briefly introduced you to the new members of the management team for First American Capital Corporation. Today, I'd like to share with you additional background information on these individuals to show you why we are so excited to have them in these important leadership positions.

Our President, Vince Rocereto, brings to First American Capital Corporation a wealth of experience in marketing, executive management and corporate development. Beginning 36 years ago as a field representative and agent, Vince has served as Chairman and Chief Executive Officer of American Home Life Insurance Company. He is extremely effective in analyzing life insurance products and commission structures and their relative effect on the profitability of an insurance company. Under his direction, we have already initiated work on a forward-looking business plan and budgeting program for the coming year and for the following three years, to ensure that our company continues to operate in the best interest of its policyholders and shareholders.

Thomas M. Fogt, the newest member of our Board of Directors, has more than 25 years experience in insurance financial management, insurance and reinsurance transactions, accounting, corporate development, mergers and acquisitions, and business planning. Tom has significant SEC experience (including two initial public offerings), and he has developed a financial plan for a $3 billion group of annuity companies.

Currently, Tom serves as the Executive Vice President for Corporate Development for AmerUs Annuity Group, a $10 billion insurance organization, where he has responsibility for acquisitions and for other business-related transactions. We are pleased to add Tom's expertise to our Board as we plan for our future.

And, while I may be your new Chairman, I am not new to First American Capital Corporation. In fact, I was the first Director named to the Board in 1996. I joined the Board because I was so impressed with the concept of establishing a company with strong Kansas roots that used local leaders - our Advisory Board Members - to help it grow and prosper. I can assure you, I'm just as excited today about this company and our future as I was then.

My experience includes the fields of banking, real estate development, television marketing, and economic development. In addition to my background in private industry, I also served as Kansas Secretary of Agriculture (1982-1986) and Kansas Secretary of Commerce (1987-1991). I am a veteran of 22 years in the United States Air Force, with seven years in overseas assignments, and four years as Deputy Director of the White House Communications agency in Washington, D.C.

ADDITIONAL INFORMATION
On April 28, 2003, First American filed a preliminary proxy statement with the Securities and Exchange Commission relating to First American's solicitation of proxies from the shareholders of First American with respect to the First American 2003 Annual Meeting of Shareholders.
First American will file with the Commission, and will furnish to First American shareholders, a definitive proxy statement and may file other proxy solicitation materials. FIRST AMERICAN ADVISES SECURITY HOLDERS TO READ ITS DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

First American's proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of First American's definitive proxy statement, when it becomes available, by writing to First American at 1303 S.W. First American Place, Topeka, Kansas 66604. Detailed information regarding the names, affiliation and interest of individuals who may be deemed participants in the solicitation of proxies of First American's shareholders is provided below and is available in solicitation materials on Schedule 14(A) filed by First American with the SEC.

First American and certain directors of First American may be deemed participants in the solicitation of proxies in respect of electing the Board of Directors of First American at the 2003 Annual Meeting of Shareholders of First American. Those directors of First American are Paul E. Burke, Jr., Edward C. Carter, Kenneth J. Frahm, Stephen J. Irsik, Jr., John G. Montgomery, Harland E. Priddle, Gary E. Yeager and Thomas M. Fogt. Additional information with respect to the beneficial ownership of those directors of First American's common stock is set forth in the preliminary proxy statement filed by First American on April 28, 2003.

LEGAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this notice that are not historical are forward-looking statements, including statements regarding First American's beliefs, expectations, hopes or intentions regarding the future. It important to note that actual outcomes and First American's actual results could differ materially from forward-looking statements. First American assumes no obligation to update any forward-looking statement.